Crexendo Investor Presentation

May 12, 2026


THE FASTEST-GROWING
UCAAS PLATFORM
IN AMERICA
crexendo
Powered by NetSapiens
CXDO | Nasdaq Listed
Nasdaq


NASDAQ CONGRATULATES
CREXENDO
ON SURPASSING
7 MILLION USERS
crexendo
CXDO Nasdaq-Listed
Nasdaq

Nasdaq: CXDO

crexendo®
ride the cloud

Safe Harbor Statement

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to, among other things, our history, business lines, business strategy, goals, plans and expectations concerning our business, market position and the growth of our business, business lines and future business plans in which we compete and the benefits that our customers will realize from our services. We use the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "will" and similar terms and phrases to identify forward-looking statements in this presentation.

Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate or plans could change based upon circumstances and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward- looking statements depending on a variety of factors, including risks to the business. These risks are explained in detail in our filings with the Securities and Exchange Commission (the "SEC") including Form 10-K for fiscal year ended December 31, 2025 and Form 10-Qs as filed with the SEC, and Definitive Proxy filed on October 20, 2025. These forward-looking statements speak only as of the date on which such statements are made, and the company undertakes no obligation to update such forward-looking statements, except as required by law. In addition, information related to our risks is contained and supplemented under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the Definitive Proxy. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this presentation.

This presentation contains certain information that has not been derived in accordance with generally accepted accounting principles ("GAAP"). Reconciliations of such information to the most directly comparable information derived in accordance with GAAP are contained in this presentation. This information should not be considered a substitute for any measures derived in accordance with GAAP.

What We Do





Nearly Every Business in the World Has a Phone System

Only a Few Companies Provide the Software Infrastructure on the Cloud That Power These System

CISCO metaswitch crexendo®

And a Handful of Others

Tens of Thousands Provide the Sales and Support of These Systems

crexendo®

RingCentral 8x8 VONAGE AVAYA Ooma Mitel

Charter Spectrum LUMEN nextiva skyswitch verizon

And Thousands of Others

WE DO BOTH!

Direct and Indirect Sales Channel

The Fastest-Growing UCaaS Platform in the North America!

7+ Million Global Users use & trust Crexendo®

Software Solutions

*~44% of Total Revenue**

245+ UCaaS Software Subscribers:

- MSP's
- Service Providers
- White Labelers
- Tech Companies
- Telecom Companies

Selling To

End User Customers

Estimated Serviceable Market of Our Subscribers Approx. $500M

Telecom Services

*~56% of Total Revenue**

- Direct Sales
- Inside Sales
- 225+ Agents & Resellers

Selling To

End User Customers

Retail Telecom Services Customers ~ 120,000 End Users

* Fiscal Year 2025

Financial Snapshot

182% Revenue Increase Over 3 Years



Total Revenue
($ in 000's)
2022
2023
2024
2025
2026 YTD
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$37,554
$53,199
$60,838
$68,167
$20,710
Service
Product
Software Sol

2026 Q1		2025 Totals	
29% YOY (up)	2026 Q1 Revenue **$20.7M**	12% YOY (up)	2025 Revenue **$68.2M**
50% YOY (down)	2026 Q1 GAAP Income **$0.6M**	300% YOY (up)	2025 GAAP Income **$5.1M**
22% YOY (up)	2026 Q1 Non-GAAP Net Income **$3.3M**	148% YOY (up)	2025 Non-GAAP Net Income **$11.4M**
16% YOY (down)	2026 Q1 EBITDA **$1.6M**	154% YOY (up)	2025 EBITDA **$8.0M**
19% YOY (up)	2026 Q1 Adj EBITDA **$3.2M**	137% YOY (up)	2025 Adj EBITDA **$11.2M**

Segment Key Performance Indicators

Software Solutions Segment

$11.94/Session
Average MRR Per Session

$7,677/Month
Average Revenue Per Account (ARPA)

245+
Software Subscribers

68%
Gross Margin

73%
Monthly Recurring Revenue Percentage

0.11%
Avg. Monthly Churn Rate

Telecom Services Segment

$18/Month
Average Revenue Per User (ARPU)

$344/Month
Average Revenue Per Account (ARPA)

225+
Active Agent Partners

57%
Services Gross Margin

77%
Monthly Recurring Revenue Percentage

0.78%
Avg. Monthly Churn Rate

Future Growth Drivers

- New Software Subscribers & Add-On Orders
- Agents & Partners
- Global Key Market Expansion
- Enterprise & Major Accounts
- Potential Acquisition Roll-Up Strategy
- Future Applications & Partnerships

2025 Organic Growth: *
27% Software Solutions
6% Telecom Service Services

Potential Inorganic Growth:
~1 Acquisition per year

Global Markets:**
44%
Growth Q1 YOY

New Software Subscribers:
14 in 2025
5 in Q1 26

New Reseller Partners:
53 in 2025

* FY 2025
** UK/EU/AUS Q1 2026


A Crexendo® Company

Recently Announced Acquisition of ESI

- ESI is a 38 year old leading UCaaS Provider headquartered in Plano, Texas
- ESI generated $26.1M in revenue in 2025; combined with Crexendo's $68.1M in revenue, the combined company should approach $100M in annual revenue
- ESI was GAAP profitable in 2025 and will be accretive and add to Adjusted EBITDA margins
- ESI currently supports over 6,200 retail accounts and over 75,000 seats on our NetSapiens platform
- ESI's approximately 85 employees and strong Executive Management team will join Crexendo's team of approximately 185 employees
- Purchase price of $35M, consisting of $27.3M in cash and $7.7M (1.159M Shares) in Crexendo stock
- Transaction valued at approximately 1.35x estimated 2025 revenue

** Based on pro-forma exhibit*

Crexendo / ESI Pro Forma*

	Historical		Pro Forma		
	Crexendo	ESI	Adjustments (Note 3)		Combined
Service revenue	$ 33,782	$ 21,276	$ -		$ 55,058
Software solutions revenue	29,664	-	(598)	(h)	29,066
Product revenue	4,721	4,827	-		9,548
Total revenue	68,167	26,103	(598)		93,672
Operating expenses:					
Cost of service revenue	14,153	6,750	(587)	(i)	20,316
Cost of software solutions revenue	8,275	-	-		8,275
Cost of product revenue	2,835	1,744	-		4,579
Selling and marketing	17,771	8,180	4,499	(j)	30,450
General and administrative	14,723	5,382	190	(j) (k)	20,295
Research and development	5,720	1,248	-		6,968
Total operating expenses	63,477	23,304	4,102		90,883
Income/(loss) from operations	4,690	2,799	(4,700)		2,789
Other income/(expense):					
Interest income	637	-	(637)	(l)	-
Interest expense	(19)	(385)	385	(m)	(19)
Other income/(expense), net	63	645	(645)	(n)	63
Total other income/(expense), net	681	260	(897)		44
			-		
Income/(loss) before income tax	5,371	3,059	(5,597)		2,833
			-		
Income tax benefit/(provision)	(131)	-	-		(131)
Net income/(loss)	$ 5,240	$ 3,059	$ (5,597)		$ 2,702


crexendo®
Powered by NetSapiens®
esi
A Crexendo® Company
Stronger Together!!
crexendo®

* Pro Forma Notes in Appendix

Adoption & Market Penetration Growth

Unified Communications (UCaaS) Market Size Forecast



Growth of UCaaS in North America
CAGR: 17.8%
$31
$84
2024
in billions
2030
Source: Grand View Research



9
200+
225+
14
1
1
10
1

Majority of Revenue and Customers Currently in USA

- Crexendo Agents: 225+
- Software Solutions Resellers: 210+

Emerging International Markets

- Canada: 9
- United Kingdom/Europe: 14
- Australia: 10
- New Zealand: 1
- Philippines: 1
- South Africa: 1

Ranked #1 by Real Customers on G2.com*

WINTER 2026 Leader

Ranked #1 in 18 Categories on G2.com

G2 Ratings	crexendo	RingEX	8x8	VONAGE	nextiva	dialpad	Ooma	GoTo
Overall Star Rating (out of 5 stars)	4.9	4.1	4.2	4.3	4.5	4.4	4.6	4.4
Quality of Support	98%	81%	83%	89%	92%	88%	92%	90%
Ease of Doing Business With	99%	84%	86%	90%	90%	89%	92%	93%
Meets Requirements	98%	89%	89%	92%	92%	91%	92%	92%
Ease of Use	97%	87%	87%	91%	89%	92%	91%	91%
Ease of Admin	96%	84%	85%	90%	88%	89%	92%	91%
Ease of Set Up	96%	83%	84%	89%	87%	89%	92%	89%

* Winter 2026 Survey Period — VoIP Providers: G2.com

What's Driving UCaaS Growth

Communications Investment Drivers, Global, 2025*

1. Use AI to driver better efficiency and Productivity
2. Improving cybersecurity and compliance
3. Reduction of Costs
4. Provide better customer service
5. Better employee usage analytics
6. Ease for employees to work from any location

$$$

IDC Estimates that the projected spending on AI by 2027 will be $143 Billion!

*Source: Cavell

Growth From AI Features & Integrations

AI is Transforming Cloud Communications and Crexendo is Currently Delivering Numerous AI Powered Applications:

Crexendo's AI Call Recording

- Record & Transcribe Phone Calls
- Present Overall Tone Statistics with Sentiment Analysis
- PCI DSS Redaction (Credit Card Number Redaction)
- AI Triggered Actionable Commands

Crexendo's Voice AI Studio Utilizing Meet Cue™ AI Assistant

- Record & Transcribe Collaboration Meetings
- Present Overall Tone Statistics with Sentiment Analysis
- AI Auto Tag Helps Identify Common Topics
- AI Smart Search to Find Specific Information

Growth From AI Features & Integrations

Additional Crexendo AI Powered Applications:

Crexendo's Contact Center Conversational AI

- AI understands when to route conversations to a human agent or arrange for a call back
- Assist agents with insights built from millions of customer interactions
- Enhance customer self-service with quick, human-like responses
- Boost agent productivity with unbiased, intelligent performance audits

Crexendo's Voice AI Studio

- Automated message scripting, powered by OpenAI, based on entering only your company's website address
- Best of breed AI voices from leading suppliers including Google, Amazon, Microsoft
- 300+ real voice artists covering 50+ languages
- Marketing message library of over 10,000 ready-to-use messages

Crexendo's AI Receptionist & Orchestrator - CAIRO

Launched Jan 2026

- Delivers human-like interactions that strengthen customer loyalty
- Answers unlimited calls instantly - NO wait times and NO missed opportunities
- Greets every caller personally, reinforcing brand professionalism
- Resolves customer questions and requests with precision, speed and accuracy
- Seamlessly transfers to a live agent when needed
- Schedules and manages appointments in real time
- Operates 24/7/365, ensuring your business never stops working

CAIRO

FOR

crexendo VIP™

CAIRO transforms customer services from a cost center to a growth engine – making businesses more effective, productive, and profitable!

Recognized For Our Growth & Technology

GENERATIVE AI PRODUCT OF THE YEAR 2025

CVAI AWARDS WINNER

2025 INTERNET TELEPHONY PRODUCT OF THE YEAR

Unified Communications Excellence Award 2025

2025 INTERNET TELEPHONY CLOUD VoIP EXCELLENCE

FROST & SULLIVAN 2024 BEST PRACTICES AWARD
NORTH AMERICAN SERVICE PROVIDER CLOUD COMMUNICATIONS PLATFORM COMPETITIVE STRATEGY LEADERSHIP AWARD

500 Technology Fast 500 2024 NORTH AMERICA Deloitte.
Communications/Networking

Long-Term Financial Targets

Organic Revenue Growth

- Software Solutions segment (SS) seeing strong growth from licensees +28% in 2025
- Two largest platform providers Cisco and Metaswitch disrupting their partners = New logo growth
- Telecom Services (TS) adding new agents/ partners and seeing good traction with new Master Agents

Gross Margins

- SS Margins continue to improve through synergies and cost management
- TS Margins continue to improve with scale and migration to single platform

Cash Flow

- Focused on increasing positive cash flow through cost management and increased margins
- Selling more subscription services as opposed to one time revenue to make cash flow and revenue more consistent

Acquisitions

- Our 245+ Licensees selling our product is the ideal hunting ground for roll-up opportunities. Target 1 accretive roll-up per year at a discount to our valuation
- Goal is to always have multiple acquisition prospects in the pipeline

Crexendo's Snapshot To Start 2026

$68.2M 2025 FY Revenue **182%** Increase In 3 Years **$93.6M** Pro Forma 2025	**$8.0M** 2025 EBITDA **$11.2M** 2025 Adj EBITDA
$135M Remaining Performance Obligation	**~$7.2M** Cash on Hand
~$100K Current Debt	**~$300M** Current Market Cap*
30 Consec Qtrs – Non-GAAP Profitability **11 Consec Qtrs** – GAAP Profitability	**12%** – Software Solutions Growth **29%** – Telecom Services Growth

7 Million+ End Users
(Adding ~ 100K Users Each Month)

** Financials as of Q1, 2026 Market capitalization as of market close on 5/8/26*

Doug Gaylor
President & COO
602-732-7990
dgaylor@crexendo.com

Thank You

Appendix

Reconciliation of Non-GAAP Financial Measures

In accordance with the requirements of Regulation F issued by the SEC, we are presenting the most directly comparable U.S. GAAP financial measures and reconciling the unaudited Non-GAAP financial metrics to the comparable U.S. CAAP measures.

In accordance with the requirements of Regulation G issued by the SEC, we are presenting the most directly comparable U.S. GAAP financial measures and reconciling the unaudited Non-GAAP financial metrics to the comparable U.S. GAAP measures.

Reconciliation of U.S. GAAP Net Income/(Loss) to Non-GAAP Net Income

(Unaudited, in thousands, except for per share and share data)

	Three Months Ended March 31,	
	2026	2025
U.S. GAAP net income/(loss)	$ 578	$ 1,171
Share-based compensation and related taxes (1)	727	798
Acquisition related expenses	839	-
Amortization of intangible assets	1,124	706
Non-GAAP net income	$ 3,268	$ 2,675
Non-GAAP earnings per common share:		
Basic	$ 0.10	$ 0.10
Diluted	$ 0.10	$ 0.09
Weighted-average common shares outstanding:		
Basic	31,533,566	28,024,280
Diluted	32,392,643	31,092,775

Reconciliation of Non-GAAP Financial Measures

In accordance with the requirements of Regulation F issued by the SEC, we are presenting the most directly comparable U.S. GAAP financial measures and reconciling the unaudited Non-GAAP financial metrics to the comparable U.S. CAAP measures.

Reconciliation of U.S. GAAP Net Income/(Loss) to EBITDA to Adjusted EBITDA

(Unaudited, in thousands)

	Three Months Ended March 31, 2026	Three Months Ended March 31, 2025
U.S. GAAP net income/(loss)	$ 578	$ 1,171
Depreciation and amortization	1,169	771
Interest expense	-	9
Other, net	(167)	(74)
Income tax provision	29	44
EBITDA	1,609	1,921
Share-based compensation and related taxes (1)	727	798
Acquisition related expenses	839	-
Adjusted EBITDA	$ 3,175	$ 2,719

(1) For the three months ended March 31, 2026 and 2025, employer payroll tax expense related to share-based compensation was $6 and $72, respectively.

Crexendo/ESI Pro Forma Adjustments

Pro Forma Adjustments

The accompanying unaudited pro forma condensed combined financial statements have been prepared as if the transactions described above were completed on December 31, 2023 for balance sheet purposes and as of January 1, 2023 for statement of operations purposes.

The unaudited pro forma condensed combined balance sheet gives effect to the following pro forma adjustments (in thousands):

(a) The following adjustments to cash and cash equivalents:

Cash portion of ESI purchase price	$	(27,300)
less: Cash to ESI to fund liabilities assumed		353
	$	(26,947)

(b) The following adjustments to intangible assets, net:

Value attributed to new intangible asset - customer relationships	$	22,300
Value attributed to new intangible asset - trademarks and trade name		1,100
	$	23,400

(c) Adjustment to record goodwill of $5,264 resulting from the difference between the purchase price and identifiable net assets as follows:

		Preliminary Purchase Price Allocation
Total purchase price	$	34,733
Cash and cash equivalents		654
Trade receivables, net of allowance		325
Contract assets, net of allowance		151
Inventories		820
Equipment financing receivables, net of allowance		1,219
Contract costs		1,559
Prepaid expenses		207
Other current assets		52
Contract assets, net of current portion		334
Long-term equipment financing receivables, net of allowance		2,436
Property and equipment, net		302
Contract costs, net of current portion		2,440
Intangible assets acquired (FV)		23,400
Total identifiable assets		33,899
Accounts payable		1,313
Accrued expenses		1,911
Operating lease liabilities		30
Contract liabilities		800
Contract liabilities, net of current portion		376
Total liabilities assumed		4,430
Total goodwill	$	5,264

(d) Adjustment to write off $534 of goodwill on ESI's balance sheet.

(e) Adjustment for the repayment of ESI's outstanding finance leases of $133 and finance leases, net of current portion of $43.

(f) Adjustment for the repayment of $5,198 of ESI's outstanding related party notes payable.

crexendo®

Crexendo/ESI Pro Forma Adjustments Cont'd

(g) The following adjustments to stockholders' equity:

Elimination of ESI's historical stockholders' equity	$	(876)
Fair value of Crexendo common stock portion of ESI purchase price		7,433
	$	6,557

The unaudited pro forma condensed combined statements of operations give effect to the following pro forma adjustments (in thousands, except per share data):

(h) ESI was a customer of Crexendo, adjustment to eliminate the associated software solutions revenue of $598.

(i) ESI was a customer of Crexendo, adjustment to eliminate ESI's associated cost of service revenue of $587.

(j) Adjustment to record amortization expense related to the identifiable intangible assets recorded in connection with the acquisition as noted below:

Customer relationships	$	4,499
Trademarks and trade names		234
	$	4,733

(k) Adjustment to eliminate $44 of share-based compensation on ESI's statement of operations.

(l) Adjustment to eliminate $637 of Crexendo's interest income, as the cash balance was utilized for the cash portion of the acquisition from the decrease of the cash balance due to the acquisition of ESI.

(m) Adjustment to eliminate $385 in ESI interest expense due to the repayment of the finance leases and related party note payable as part of the acquisition.

(n) Adjustment to eliminate ESI's other income/(expense), net due to the associated other income and expense not being included in the acquisition.

(o) Adjustments to weighted average shares outstanding to record the Crexendo common stock issued.

crexendo®